UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2016 (August 9, 2016)

SunEdison, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-13828	56-1505767
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

13736 Riverport Dr.

Maryland Heights, Missouri 63043

(Address of principal executive offices) (Zip Code)

(314) 770-7300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Amendment to the DIP Credit Agreement and Supplements to the Prepetition Second Lien Indenture

Sun Edison, Inc. (the “Company”), a debtor and debtor-in-possession in a pending case (the “Chapter 11 Case”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) under Chapter 11 of the United States Bankruptcy Code, obtained certain amendments to that certain Senior Secured Superpriority Debtor-in-Possession Credit Agreement, dated as of April 26, 2016 (as amended, the “DIP Credit Agreement”), entered into by and among the Company, the lenders from time to time party thereto (the “DIP Lenders”), Deutsche Bank AG New York Branch, as administrative agent (in such capacity, the “DIP Agent”), and the letter of credit issuers and other financial institutions and entities party thereto from time to time. Such amendments are reflected in that certain Amendment No. 5 to Senior Secured Superpriority Debtor-in-Possession Credit Agreement, dated as of July 28, 2016 (the “DIP Amendment”), among the Company, the DIP Lenders party thereto and the DIP Agent.

The DIP Amendment modifies certain provisions in the DIP Credit Agreement relating to, among other things: (a) guaranty and collateral matters; (b) certain milestones relating to the Company’s restructuring efforts; (c) asset sales, including designated assets that constitute permitted dispositions under the DIP Credit Agreement; (d) intercompany loans and restricted payments; (e) withdrawals from the DIP Facilities Blocked Accounts (as defined in the DIP Credit Agreement); and (f) permitted liens. In connection with the DIP Amendment, the requisite DIP Lenders also approved an updated 13-week budget.

In addition, the Company finalized certain amendments to that certain Indenture, dated as of January 11, 2016 (as amended, the “Prepetition Second Lien Indenture”), that governs the Company’s existing outstanding 5% Guaranteed Convertible Senior Secured Notes due 2018 (the “Prepetition Second Lien Notes”), entered into by and among the Company, the subsidiaries of the Company from time to time party thereto as guarantors and Wilmington Trust, National Association, as trustee (in such capacity, the “Notes Trustee”). Such amendments are reflected in that certain First Supplemental Indenture, dated as of August 9, 2016 (the “First Supplemental Indenture”), among the Company, the subsidiaries of the Company party thereto as guarantors and the Notes Trustee. The First Supplemental Indenture modifies certain provisions in the Prepetition Second Lien Indenture in order to (a) facilitate the provision by certain of the Company’s subsidiaries of guaranties of, and liens securing, the Prepetition Second Lien Notes pursuant to covenants of the Company set forth in the DIP Credit Agreement and (b) empower, authorize and direct the Notes Trustee to take actions related to the performance by the Company and its subsidiaries under the DIP Credit Agreement and/or the Final DIP Financing Order. In connection therewith, the Company and certain of its subsidiaries that are also guarantors under the DIP Credit Agreement (collectively, the “Additional Guarantors”) also entered into that certain Second Supplemental Indenture, dated as of August 10, 2016 (the “Second Supplemental Indenture”), among the Company, the Additional Guarantors and the Notes Trustee, documenting the guaranty of the Prepetition Second Lien Notes required by the DIP Credit Agreement. The Additional Guarantors also provided a guaranty of the obligations under the Company’s Second Lien Credit Agreement, dated as of January 11, 2016 (as amended, the “Prepetition Second Lien Credit Agreement”). In connection with such guaranties, the Additional Guarantors also granted liens on their assets that constitute collateral under the DIP Credit Agreement, which liens secure the Prepetition Second Lien Notes and obligations under the Company’s Prepetition Second Lien Credit Agreement.

The foregoing descriptions of the First Supplemental Indenture, the Second Supplemental Indenture and the DIP Amendment do not purport to be complete and are qualified in their entirety by reference to the text of such documents, which are filed as Exhibits 4.1, 4.2 and 10.1 hereto, respectively, and are incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

In connection with the DIP Amendment, on July 8, 2016, the Company delivered an updated Schedule 5.13(a) to the DIP Credit Agreement consisting of an updated organizational structure chart of the Company and its subsidiaries. The DIP Amendment amended Schedule 1.01(f), the list of “Specified Subsidiaries,” which subsidiaries are required to become secured guarantors of the Company’s obligations under the DIP Credit Agreement as well as the obligations under the Company’s Prepetition Second Lien Credit Agreement and the Prepetition Second Lien Notes, subject to exceptions as set forth therein. The organizational chart, Schedule 1.01(f) and the entire list of secured guarantors party to the DIP Credit Agreement and the Prepetition Second Lien Indenture dated as of August 7, 2016 (collectively, the “Disclosure Materials”) are attached as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the Disclosure Materials are deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 4.1	First Supplemental Indenture, dated as of August 9, 2016, among SunEdison, Inc., a debtor and a debtor-in-possession, the subsidiaries of SunEdison, Inc. party thereto as guarantors and Wilmington Trust, National Association, as trustee.

Exhibit 4.2	Second Supplemental Indenture, dated as of August 10, 2016, among SunEdison, Inc., a debtor and a debtor-in-possession, the subsidiaries of SunEdison, Inc. party thereto as guarantors and Wilmington Trust, National Association, as trustee.

Exhibit 10.1	Amendment No. 5 to Senior Secured Superpriority Debtor-In-Possession Credit Agreement, dated as of July 28, 2016, among SunEdison, Inc., a debtor and a debtor-in-possession, the lenders party thereto and Deutsche Bank AG New York Branch, as the administrative agent.

Exhibit 99.1	Disclosure Materials.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 16, 2016

SUNEDISON, INC.

By:	/s/ John S. Dubel
Name:	John S. Dubel
Title:	Chief Executive Officer and Chief Restructuring Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 4.1	First Supplemental Indenture, dated as of August 10, 2016, among SunEdison, Inc., a debtor and a debtor-in-possession, the subsidiaries of SunEdison, Inc. party thereto as guarantors and Wilmington Trust, National Association, as trustee.

Exhibit 4.2	Second Supplemental Indenture, dated as of August 10, 2016, among SunEdison, Inc., a debtor and a debtor-in-possession, the subsidiaries of SunEdison, Inc. party thereto as guarantors and Wilmington Trust, National Association, as trustee.

Exhibit 10.1	Amendment No. 5 to Senior Secured Superpriority Debtor-In-Possession Credit Agreement, dated as of July 28, 2016, among SunEdison, Inc., a debtor and a debtor-in-possession, the lenders party thereto and Deutsche Bank AG New York Branch, as the administrative agent.

Exhibit 99.1	Disclosure Materials.